UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2018

EXELIXIS, INC. (Exact name of registrant as specified in its charter)

Delaware	000-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 East Grand Ave.
South San Francisco, California 94080
(Address of principal executive offices) (Zip Code)

(650) 837-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Exelixis, Inc. ("Exelixis") held its 2018 Annual Meeting of Stockholders (the "Annual Meeting") on May 23, 2018, at its offices located at 210 East Grand Avenue, South San Francisco, CA 94080. At the Annual Meeting, Exelixis stockholders were asked to vote upon:

1.
The election of each of three Class I directors for a three-year term until the 2021 annual meeting of stockholders. The nominees for election to these positions were Charles Cohen, Ph.D., George Poste, DVM, Ph.D., FRS and Jack L. Wyszomierski;

2.
The ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Exelixis' independent registered public accounting firm for the fiscal year ending December 28, 2018; and

3.
The approval, on an advisory basis, of the compensation of Exelixis’ named executive officers, as disclosed in Exelixis’ definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 12, 2018 (the "Proxy Statement").

The voting results of the matters presented at the Annual Meeting are as follows:

1.
The election of each of Charles Cohen, Ph.D., George Poste, DVM, Ph.D., FRS and Jack L. Wyszomierski as directors of Exelixis until the 2021 annual meeting of stockholders, and until his successor is elected and qualified, or until his earlier death, resignation or removal, was approved as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Charles Cohen, Ph.D.	195,675,036	10,128,865	274,990	60,113,905
George Poste, DVM, Ph.D., FRS	196,217,735	9,582,786	278,370	60,113,905
Jack L. Wyszomierski	195,579,418	10,197,061	302,412	60,113,905
Exelixis’ Class II directors, Carl B. Feldbaum, Esq., Maria C. Freire, Ph.D, Alan M. Garber, M.D., Ph.D., Vincent T. Marchesi, M.D., Ph.D. and Julie Anne Smith, will each continue to serve on the Board of Directors until the 2019 annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. Exelixis’ Class III directors, Michael M. Morrissey, Ph.D., Stelios Papadopoulos, Ph.D., George A. Scangos, Ph.D. and Lance Willsey, M.D. will each continue to serve on the Board of Directors until the 2020 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal.

2.	The ratification of Ernst & Young LLP as the Exelixis independent registered public accounting firm for the fiscal year ending December 28, 2018, was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
261,388,865	2,845,006	1,958,925	0

3.	The compensation of Exelixis’ named executive officers, as disclosed in the Proxy Statement, received advisory approval as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
157,477,795	42,276,914	6,324,182	60,113,905

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

May 24, 2018	/s/ JEFFREY J. HESSEKIEL
Date	Jeffrey J. Hessekiel
Executive Vice President and General Counsel